--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------
IN RE:                             )       DEBTOR IN POSSESSION OPERATING REPORT
                                   )
     BUSINESS INSURANCE GROUP      )   REPORT NUMBER 7               Page 1 of 3
                                   )          FOR THE PERIOD FROM:     01-Oct-00
                            DEBTOR )                           TO:     31-Oct-00
___________________________________    _________________________________________
CHAPTER 11 CASE NO. SV00-14101-GM  )
___________________________________

1. Profit and Loss Statement                                   Please see Attached Schedule A

A. Related to Business Operations:
     Gross Sales                                               _____________
     Less Sales Returns and Discounts                          _____________
        Net Sales                                                           ____________
     Less: Cost of Goods Sold
        Beginning Inventory at Cost                            _____________
        Add: Purchases                                         _____________
        Less: Ending Inventory at Cost                         _____________
           Cost of Goods Sold                                               _____________
        Gross Profit                                                                     ____________

        Other Operating Revenue (Specify)                                                ____________

Less: Operating Expenses
     Officer Compensation                                      _____________
     Salaries & Wages - Other Employees                        _____________
        Total Salaries & Wages                                              _____________
        Employee Benefits                                                   _____________
     Payroll Taxes                                             _____________
     Real Estate Taxes                                         _____________
     Federal and State Income Taxes                            _____________
        Total Taxes                                                         _____________
     Rent and Lease Exp. (Real and Personal Property)          _____________
     Interest Expense (Mortgage, Loan, etc.)                   _____________
     Insurance                                                 _____________
     Automobile Expense                                        _____________
     Utilities (Gas, Electric, Water, Telephone, etc.)         _____________
     Depreciation and Amortization                             _____________
     Repairs and Maintenance                                   _____________
     Advertising                                               _____________
     Supplies, Office Expenses, Photocopiers, etc.             _____________
     Bad Debts                                                 _____________
     Miscellaneous Operating Expenses (Specify)                _____________
        Total Operating Expenses                                            _____________

     Net Gain/(Loss) from Business Operations                                            ____________

B. Not Related to Business Operations                                                    ____________
     Income:
        Interest Income                                                     _____________
        Other Non-Operating Revenues (Specify)                              _____________
        Gross Proceeds on Sale of Assets                       _____________
        Less: Original Cost of Assets plus Expense of Sale     _____________
           Net Gain/(Loss) on Sale of Assets                                _____________
        Total Non-Operating Income                                                       ____________
     Expenses Not Related to Business Operations:
        Legal and Professional Fees                                         _____________
        Other Non-Operating Revenues (Specify)                              _____________
           Total Non-Operating Income                                                    ____________

     NET INCOME/(LOSS) FOR PERIOD                                                        ============

--------------------------------------------------------------------------------
Revised April 1989              OPERATING REPORT                           UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO. 7
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                       -----------------------------------------
                                        Accounts Payable    Accounts Receivable
                                       -----------------------------------------
Current         Under 30 days                    $0                          $0
Overdue         31-60 days                       $0                          $0
Overdue         61-90 days                  PLEASE SEE ATTACHED SCHEDULE B
Overdue         91-120 days                      $0                          $0
Overdue         121+ days                        $0                          $0
Total                                            $0                          $0
                                       -----------------------------------------

3.    Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------
                                                                                   Post-Petition
                       Frequency of                                              Payments Not Made
                       Payments per       Amount of                             --------------------
Creditor/Lessor       Lease/Contract     Each Payment     Next Payment Due       Number      Amount
----------------------------------------------------------------------------------------------------

                 SEE ATTACHED SCHEDULE C

----------------------------------------------------------------------------------------------------

4.    Tax Liability:

                    Gross Payroll Expense For Period                          $0
                    Gross Sales for Period Subject to Sales tax               $0

                                         -----------------------------------------------------------
                                                                             Post Petition Taxes
                                             Date Paid      Amount Paid *         Still Owing
                                         -----------------------------------------------------------
Federal Payroll and Withholding Taxes            N/A            $0             N/A
State Payroll and Withholding Taxes              N/A            $0             N/A
State Sales and Use Tax                          N/A            $0             N/A
Real Property Taxes                              N/A            $0             N/A
                                         -----------------------------------------------------------

                  * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.    Insurance Coverage

                                         -----------------------------------------------------------
                                             Carrier/        Amount of      Policy      Premium Paid
                                              Agent          Coverage     Exp. Date      Thru Date
                                         -----------------------------------------------------------
Worker's Compensation                     See Schedule D
Liability                                 See Schedule E
Fire and Extended Coverage                See Schedule E
Property                                  See Schedule E
Theft                                     See Schedule E
Life (Beneficiary:_________________)      See Schedule E
Vehicle                                   See Schedule E
Other                                     See Schedule E
                                         -----------------------------------------------------------

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO. 7
--------------------------------------------------------------------------------
                                                                Page 3 of 3

6.    Questions:

      A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes Explain: ______________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes Explain: ______________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only):

             -------------------------------------------------------------------
                                               Type            Post-Petition
                Name of Professional       Professional        Unpaid Total
             -------------------------------------------------------------------

             See Schedule F

             -------------------------------------------------------------------

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

----------------------------------------------------------------------------------------------------------------
                    Quarterly
   Quarterly       Disbursements       Quarterly                                                   Quarterly
 Period Ending      for Quarter           Fee        Date Paid     Amount Paid     Check No.     Fee Still Owing
----------------------------------------------------------------------------------------------------------------

    09/30/2000     $250.00            $250.00                      $ 0.00                         $250.00         Note A

----------------------------------------------------------------------------------------------------------------

Note A - 3rd quarter trustee fee was paid on 11/4/00.


I, Alex Corbett - Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated 1/11/01    Signed /s/ Alex Corbett
      -------           -------------------------

SCHEDULE A

                            SNIG, BIG, SNIA and SNIS
                             Schedule of Operations
                        One Month ended October 31, 2000
                        [Bankruptcy filed April 26, 2000]
                                   (unaudited)

(In thousands)
                                                                                                                     Consolidated
                                                    SNIG          BIG           SNIA          SNIS      Elimination      Total
                                                  --------      --------      --------      --------   -------------    --------
Revenues:

Commission Income                                 $     --      $     --      $     --     $     676      $     --      $    676

Net investment income                                    9            34             3           101            --           147
                                                  --------      --------      --------      --------      --------      --------
   Total Revenues                                        9            34             3           777            --           823
                                                  --------      --------      --------      --------      --------      --------
Expenses

Interest expense                                       740            --            --            --            --           740

Bad debt expense                                        --           600(A)         --           747(A)         --         1,347

General and administrative
   Other                                            (1,144)(B)      (598)(B)    (1,395)(B)      (374)(B)        --        (3,511)
                                                  --------      --------      --------      --------      --------      --------
   Total Expenses                                     (404)            2        (1,395)          373            --        (1,424)
                                                  --------      --------      --------      --------      --------      --------

Income (loss) before income taxes and preferred
   securities dividends and accretion                  413            32         1,398           404           --          2,247

Income tax (benefit) expense                            --            --            --            --            --            --
                                                  --------      --------      --------      --------      --------      --------
Income (loss) before preferred securities
   dividends and accretion                             413            32         1,398           404           --          2,247

Preferred securities dividends and accretion          (933)           --            --            --            --          (933)

Expenses not related to business operations:
   Legal and Professional Fees                        (988)           --            --            --            --          (988)
   Other non-operating expenses                         --            (1)           --            --            --            (1)
                                                  --------      --------      --------      --------      --------      --------
                                                    (1,508)           31         1,398           404            --           325

Equity in net income (loss) from subsidiaries        1,837         1,806            --            --        (3,639)            4
                                                  --------      --------      --------      --------      --------      --------
   Net (Loss) Income                              $    329      $  1,837      $  1,398      $    404      $ (3,639)     $    329
                                                  ========      ========      ========      ========      ========      ========

(A) Amount reflects a recording of an allowance for bad debt on collection of commissions receivable. Debtor continues to assert rights of offset and other methods to effectuate collection.

(B) Amount includes the reduction of various payroll related liabilities on account of the transfer of such liabilities in October, 2000 pursuant to the Settlement Agreement entered into on 9/8/2000 between Superior National Insurance Group, Inc., Business Insurance Group, Inc., SN Insurance Services, Inc., SN Insurance Administrators, Inc., and the California Department of Insurance and certain affiliates of Kemper Insurance Group.

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Aging of Accounts Payable and Recievable
As of October 31, 2000


Superior National Insurance Group
                                               --------------------------------------      -------------------------------------
                                                      Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               1,480,140                156,054                    --              209,248
Overdue  31-60 days                                    190,259                  3,568                    --                   --
Overdue  61-90 days                                      7,000                 10,944                    --                   --
Overdue  91-120 days                                     7,000                 39,295                    --                   --
Overdue  121+ days                                      11,728                 15,073                     1              500,009
                                               --------------------------------------      -------------------------------------
Total                                              $ 1,696,127            $   224,934[A]         $        1          $   709,257
                                               --------------------------------------      -------------------------------------
Business Insurance Group
                                               --------------------------------------      -------------------------------------
                                                      Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --                     --                    --                   --
Overdue  31-60 days                                         --                     --                    --                   --
Overdue  61-90 days                                         --                     --                    --                   --
Overdue  91-120 days                                        --                     --                    --                   --
Overdue  121+ days                                      16,442                601,265                    --           14,963,854
                                               --------------------------------------      -------------------------------------
Total                                              $    16,442            $   601,265            $       --          $14,963,854
                                               --------------------------------------      -------------------------------------
Superior National Insurance Services
                                               --------------------------------------      -------------------------------------
                                                      Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                 553,218                690,714                61,286                2,421
Overdue  31-60 days                                    115,481                894,035                    --                   --
Overdue  61-90 days                                    119,513              1,186,309                    --                   --
Overdue  91-120 days                                   173,755              1,137,987                    --              201,832
Overdue  121+ days                                     386,205              7,945,047                    --              455,792
                                               --------------------------------------      -------------------------------------
Total                                              $ 1,348,171            $11,854,092 [B]        $   61,286          $   660,045
                                               --------------------------------------      -------------------------------------
Superior National Insurance Administrators
                                               --------------------------------------      -------------------------------------
                                                       Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                  48,466                     --               150,384                   --
Overdue  31-60 days                                      2,382                316,421                    --                   --
Overdue  61-90 days                                      3,721                489,634                    --                   --
Overdue  91-120 days                                    22,325                530,627                    --                   --
Overdue  121+ days                                      61,361              5,040,515               829,569               98,383
                                               --------------------------------------      -------------------------------------
Total                                              $   138,254            $ 6,377,198            $  979,953          $    98,383
                                               --------------------------------------      -------------------------------------
Consolidated
                                               --------------------------------------      -------------------------------------
                                                      Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               2,081,823                846,768               211,670              211,670
Overdue  31-60 days                                    308,122              1,214,025                    --                   --
Overdue  61-90 days                                    130,234              1,686,887                    --                   --
Overdue  91-120 days                                   203,080              1,707,909                    --              201,832
Overdue  121+ days                                     475,735             13,601,901               829,570           16,018,038
                                               --------------------------------------      -------------------------------------
Total                                              $ 3,198,994            $19,057,490            $1,041,241          $16,431,540
                                               --------------------------------------      -------------------------------------

[A] Amounts in accounts payable due not include interest due and accrued on bank loan and Trust Preferred Securities.

[B] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, In which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[C] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims administration fee, In which the Debtor continues to assert rights of offset and other methods to effectuate collection.

SCHEDULE C
OCTOBER 31, 2000

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
         Creditor/Lessor                Lease/Contract   Each Payment            Next Payment Due            Number        Amount
------------------------------------------------------------------------------------------------------------------------------------
Banc Boston Leasing Inc. /
  Fleet Capital Leasing                   Monthly        $235,337.00                11/1/2000                None      $         --
Citizens Leasing Corporation              Monthly           See BIG's schedule for details
Dell Financial Services                   Monthly        $  8,931.85                11/20/2000                 1       $   8,931.85
IKON Office Solutions Inc. /
  IOS Capital                             Monthly        $  1,395.65             11/23/00, 11/15/00            2       $   2,791.30
Neopost                                   Monthly        $    858.80            10/29/2000, 11/10/00           1       $     858.80
Neopost                                   Quarterly      $    167.07                12/24/00                  None     $         --
Pitney Bowes Credit Corp.                 Monthly        $  4,810.67         11/10/00, 11/20/00, 11/1/00       1       $   4,810.67
Pitney Bowes Credit Corp.                 Quarterly      $  7,394.15            12/10/00, 11/10/00            None     $         --
Sharp Electronics Credit Co.              Monthly        $    699.04                11/01/2000                 1       $     699.04
Stringer Business Systems Inc.            Monthly        $  2,163.51*               11/01/2000                 1       $   2,163.51*
                                                                             11/24/00, 11/6/00, 11/11/00
Toshiba America Information Sys.          Monthly        $  8,170.39              11/1/00, 11/18/00            2       $  13,771.87
Kilroy Realty Corp.                       Monthly        $153,583.82                  11/1/00                 None     $         --
Tiger Ventura County /
  c/o Sares-Regis Group                   Monthly        $ 16,795.17         11/1/2000 = See Note A            2       $  33,590.34
Equity Office Properties
  (Chicago, IL)                           Monthly        $ 20,026.42         11/1/2000 = See Note A            2       $  40,052.84
Bemiston Tower Inc. /
  PM Realty Advisor                       Monthly        $  5,343.67         11/1/2000 = See Note A            2       $  10,687.34
Trizec Kahn Properties                    Monthly        $226,076.40                11/1/2000                None      $         --
Bettman Real Estate Management            Monthly        $  1,932.33                11/1/2000             See Note B
MCLT LDB-7 Landmark Square                Monthly        $  1,024.85         11/1/2000 = See Note A            2       $   2,049.70
Insignia ESG Inc. - Biltmore Co.          Monthly        $ 12,437.51         11/1/2000 = See Note A            2       $  24,875.02
Equity Office Properties (Taxes)          Monthly        $  3,942.39         11/1/2000 = See Note A            2       $   7,884.78
------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

* Monthly payment is based on number of copies made for the previous month, therefore payment varies each month.

Note A: Notice of abandonment of lease was mailed to the landlord to inform the landlord that the Debtor is abandoning the premises and relinquishing all rights of possession.

Note B: Per the CLO, they have discontinued paying the lease as of 4/2000 and Superior has not occupied this office for a number of months.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Citizens Leasing Corporation              Monthly        $  206,798.28             11/1/2000                 None       $         --
Dell Financial Services                   Monthly            52,321.29             11/15/2000                  2        $  57,647.42
Principal Management Corporation /
  GCI CAPITAL, INC.                       Monthly            30,827.28             11/1/2000                   1        $  30,827.28
Mack Cali Realty /
  500 Columbia Tpk Assoc., LLC            Monthly             9,245.77        11/1/2000 - See Note A           2        $  18,491.54
Transwestern CG Partner LLP /
  c/o Transwestern Property Co.           Monthly             5,908.75        11/1/2000 - See Note A           2        $  11,817.50
SP Environmental Systems /
  Union Pacific Railroad Co.              Monthly            12,465.16        11/1/2000 - See Note A           2        $  24,930.32
Kaiser-Francis Oil Company /
  c/o Realty Operating Company            Monthly             3,778.00        11/1/2000 - See Note A           2        $   7,556.00
Zodiac Development                        Monthly             9,454.31             11/1/2000                   1        $   9,454.31
Koger Realty Services Inc.
  (Brentwood, TN)                         Monthly             2,418.60             11/1/2000            See Note A & B
Koger Realty Services Inc.
  (San Diego, CA)                         Monthly            26,600.89             11/1/2000                   2        $  53,201.78
Prospect Park 29 NTL Income Realty /
  c/o PCS Realty Advisors                 Monthly            65,255.36             11/1/2000                 None       $         --
Colonial Property Trust                   Monthly             5,433.98             11/1/2000              See Note C
Fults Realty Corporation                  Monthly            15,362.95             11/1/2000              See Note B
Woodland III Holding, LLC /
  c/o Wasatch Property Management         Monthly            12,940.15             11/1/2000              See Note C

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Note A: Notice of abandonment of lease was mailed to the landlord to inform the landlord that the Debtor is abandoning the premises and relinquishing all rights of possession.

Note B: Per the CLO, they are in the process of moving and/or selling the furniture & fixtures at this location and expect to vacate this premise by the end of 11/1/2000. The CLO has discontinued paying rent for this lease as of 7/2000.

Note C: Per the CLO, they have discontinued paying the lease as of 4/2000 and Superior has not occupied this office for a number of months.


SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession Operating Report No. 7
Insurance Coverage - 5
As of October 31, 2000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount of    Policy       Premium Paid
State          Carrier                  Agent                                    Coverage    Exp Date        Thru Date
-----------------------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-00
California     State Compensation
                Insurance Fund          Di Buduo & De Fendis                     Statutory   01-Jun-01      30-Nov-01
Colorado       Pinnacol Assurance       Di Buduo & De Fendis                     Statutory   01-Jun-01      01-Jun-01
Illinois       Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
Indiana        Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   13-Jul-01      13-Jul-01
Kansas         Travelers Insurance      Di Buduo & De Fendis                     Statutory   11-Aug-01      11-Aug-01
                Company
Missouri       Travelers Property &
                Casualty                Di Buduo & De Fendis                     Statutory   02-Jun-01      02-Jun-01
New Jersey     Granite State Insurance
                Company                 Di Buduo & De Fendis                     Statutory   02-Jun-01      02-Jun-01
Oklahoma       State Insurance Fund     Di Buduo & De Fendis                     Statutory   15-Nov-01      15-Nov-01
Pennsylvania   State Workrmen's
                Insurance Fund          Di Buduo & De Fendis                     Statutory   03-Jun-01      03-Jun-01
Texas          Texas W/C Insurance
                Fund                    Di Buduo & De Fendis                     Statutory   18-Jul-01      18-Jul-01

Note 1: The policies for Arkansas, Florida, Georgia, Louisiana, New Mexico, New York, Oregon, Tennessee, Utah, and Wisconsin were all cancelled in December 2000.

Note: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA and SNIS.

October 31, 2001                                                      Schedule E

                                                                                                           Policy Exp.  Premium paid
Company                   Agent               Type of Insurance                Amount of Coverage             Date       thru date
-------                   -----               -----------------                ------------------          -----------   -----------
SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial General Liability
                                               Package
                                               General Liability               $1 million per occurence    11/13/01      11/13/01
                                                                               $2 million aggregate
                                                                               excluded
                                               Advertising Injury              $1 million per claim
                                               Employee Benefit Liability      $2 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Automobile
                                               Liability                       $1 million                  11/13/01      11/13/01
                                               Medical                         $5,000
                                               Uninsured Motorist              $500,000
                                               Physical Damage                 Actual value less $500
                                                                                deductible

SNIG, BIG, SNIS, & SNIA   Carpenter Moore     Directors & Officers (run-off)
                                               Reliance                        $5,000,000                   5/1/03       5/1/03
                                               Lloyd's of London               $5,000,000 xs $5,000,000
                                               Gulf Insurance Company          $10,000,000 xs $10,000,000
                                               Executive Risk Indemnity        $10,000,000 xs $20,000,000
                                               Philadelphia Indemnity          $10,000,000 xs $30,000,000

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial Umbrella              $10 million per occurence    11/13/01      11/13/01
                                                                               $10 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Excess Liability                 $10 million per occurence    11/13/01      11/13/01
                                                                               $10 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Difference in Condition          $10 million per occurrence   1/22/01       1/22/01
                                                                               $10 million aggregate
                                                                               *$25,000 deductible, minimum and 5% of
                                                                                total insurable property.

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Difference in Condition Excess   $10 million                  1/22/01        1/22/01

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Accident Policy (Life/Travel)    $1 million to $3 million     1/15/01        1/15/01
                                                                               (depends on rank of
                                                                               officer)

BIG only                  DiBudio & DeFendis  Professional Liability Run Off   $10 million per loss         12/10/04       12/10/04
                                              BIG companies only/acts b/f      & in the aggregate
                                              12/10/99
                                              * $500,000 deductible

Note: The Debtor is currently in the process of obtaining coverage on the following policies that expired on 12/10/2000 (Employer Practice Liability, Fiduciary Liability, Fidelity Bond, and Professional Liability Run off - SNIG only)

SCHEDULE F
OCTOBER 31, 2000

SNIG, BIG, SNIS, SNIA

----------------------------------------------------------------------------------------------------------------------
                                                            Type                                        Post-Petition
                Name of Professional                    Professional                                    Unpaid Total
----------------------------------------------------------------------------------------------------------------------
Quinn Emanuel Urquhart Oliver & Hedges LLP      Special Litigation Counsel                              $670,119      See Note A
Riordan & McKenzie                              Corporate Counsel                                       $ 60,602      See Note A
Christopher Maisel                              Access Facilitator                                      $381,937      See Note A
Paul, Weiss, Rifkind, Wharton & Garrison                                                                $ 62,562      See Note A
Tillinghast-Towers, Perrin                      Actuaries                                               $ 32,261      See Note A
Latham & Watkins                                Counsel for Official Committee of Unsecured Creditors   $224,351      See Note A

----------------------------------------------------------------------------------------------------------------------

* Unpaid amount is through 9/30/00, with the exception of Quinn Emanuel which is through 10/31/00.

Note A - All fees were approved for payment by the Bankruptcy Court in December 2000 and subsequently paid in December 2000 and January 2001, except Riordan & McKenzie in which fees have been paid through retainer.